

Supplemental Financial Data

WESCO Fourth Quarter and Full Year 2012
January 31, 2013

Safe Harbor Statement

Note: All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, risks related to the acquisition, financing and integration of EECOL, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO's website, www.wesco.com.

2012 Highlights

Q4	Full Year
• Sales of $1.64 billion, up 3.5% YOY ➢ 4.3 points acquisitions ➢ 0.5 points favorable foreign exchange ➢ (1.3) points organic	• Sales of $6.58 billion, up 7.4% YOY ➢ 3.3 points acquisitions ➢ (0.3) points foreign exchange ➢ 4.4 points organic
• EECOL and non-recurring charges relating to acquisition and high yield redemption ($0.11 EPS)	• Completed acquisitions of RS Electronics, Trydor Industries, Conney Safety, and EECOL in 2012
• Net income of $49 million, including EECOL and non-recurring charges, declined 11% YOY	• Net income of $224 million, including EECOL and non-recurring charges, increased 14% YOY
• Free cash flow of $95 million, 195% of net income	• Free cash flow of $265 million, 118% of net income
• EPS of $0.95 reported; $1.06 excluding EECOL and certain non-recurring charges	• EPS of $4.38 reported; $4.49 excluding EECOL and certain non-recurring charges

Note: EECOL acquisition closed on December 14

Acquisitions Since 2010

Cumulative Acquired Sales at Closing
($ Millions)


~1,500
325
400
2010
2011
2012
#
2
2
4

	Acquisition Date	Estimated Annual Sales at Closing	Estimated 1st Year Accretion at Closing
Potelcom	6/10	$25M	
TVC Communications	12/10	$300M	$0.30
RECO	3/11	$25M	
Brews	10/11	$50M	$0.04
RS Electronics	1/12	$60M	$0.04
Trydor Industries	7/12	$35M	$0.05
Conney	7/12	$85M	$0.10
EECOL	12/12	$925M	~$1.00
		~$1.5B	**~$1.53+**

Acquisition Priorities

- ✓ Consistent with WESCO strategy
- ✓ Rate of return greater than WESCO risk-adjusted average cost of capital
- ✓ Accretive in first year of operation
- ✓ Margins higher than WESCO

WESCO and EECOL Combination
Full Year Proforma



Geographies
Products
Markets
WESCO
5%
16%
79%
10%
9%
13%
15%
17%
36%
12%
12%
44%
32%
EECOL
10%
90%
19%
3%
8%
3%
13%
54%
10%
5%
45%
40%
Combined
ROW
6%
Canada
25%
69%
U.S.
Controls & Motors
9%
Lighting & Controls
10%
Distribution Equipment
12%
Data & Broadband Communications
13%
17%
Wire, Cable & Conduit
General Supplies
38%
CIG
12%
Utility
12%
Construction
32%
Industrial
44%

Industrial End Market

Core Sales versus Prior Year



44%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial



22.3%
21.6%
18.4%
14.8%
12.2%
16.7%
11.8%
7.7%
0.8%
0.7%
5.1%
FY 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
FY 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
FY 2012

Notes: 1. Q4 2012 compared to prior year excludes RS Electronics, Trydor, Conney and EECOL results.
2. Q4 2012 sequential excludes EECOL results.

- Q4 2012
  - Up 0.7% versus prior year
  - Up 0.7% sequential
- Twelfth consecutive quarter of year-over-year organic sales growth
- Channel inventory levels appear to be in balance with current demand, however inventory reductions are occurring at some customers
- Strong bidding activity continues with notable customer trends including outsourcing and supplier consolidation
- Global Accounts and Integrated Supply opportunity pipeline at $2.3+ billion



Industrial



Communications and Security

Secured multi-year deal as global provider of data communications and electrical for one of the world's largest technology companies.

Construction End Market

Core Sales versus Prior Years



32%
Construction
• Non-Residential
• Residential



6.9%
21.2%
12.7%
10.9%
12.3%
13.7%
4.7%
3.8%
0.0%
(4.8%)
0.9%
FY 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
FY 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
FY 2012

Notes: 1. Q4 2012 compared to prior year excludes RS Electronics, Trydor, Conney and EECOL results.
2. Q4 2012 sequential excludes EECOL results.

- Q4 2012
  - Down 4.8% versus prior year
  - Down 6.4% sequential
- Backlog down approximately 3% versus year end 2011, and down approximately 5% sequential
- U. S. non-residential construction market remains weak, but residential recovery is positive leading indicator
- Canadian and International construction markets continue to grow



Construction

Secured a large order for a tunnel project in the southeastern U.S. market. One WESCO win involving Global Accounts Construction team and Communications Supply branch personnel.

Utility End Market

Core Sales versus Prior Year



12%
Utility
• Investor Owned
• Public Power
• Utility Contractors



(14.6%)
(4.6%)
6.1%
13.2%
21.7%
10.1%
23.9%
11.7%
4.3%
6.9%
10.9%
FY 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
FY 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
FY 2012

Notes: 1. Q4 2012 compared to prior year excludes RS Electronics, Trydor, Conney and EECOL results.
2. Q4 2012 sequential excludes EECOL results.

- Q4 2012
  - Up 6.9% versus prior year
  - Down 1.0% sequential
- Seventh consecutive quarter of year-over-year organic sales growth
- Hurricane Sandy sales impact of approximately $12M in Q4 2012
- Increased bidding activity levels for IOU, generation and public power integrated supply agreements
- Distribution grid and substation spending driven by system maintenance, reliability projects and storm restoration
- Increase in housing starts a positive factor going forward



Utility

Awarded a large investor owned utility (IOU) integrated supply alliance in Q4 including T&D materials and a broad scope of lighting and MRO supplies. Procurement, warehousing, vendor managed inventory and logistic services will also be performed.

CIG End Market

Core Sales versus Prior Year


12%
CIG
• Commercial
• Institutional
• Government


11.6%
17.7%
3.4%
7.5%
10.0%
8.0%
5.4%
14.3%
0.0%
(3.3%)
3.8%
FY 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
FY 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
FY 2012

Notes: 1. Q4 2012 compared to prior year excludes RS Electronics, Trydor, Conney and EECOL results.
2. Q4 2012 sequential excludes EECOL results.

- Q4 2012
  - Down 3.3% versus prior year
  - Down 2.4% sequential
- Bidding activity remains active in the commercial and institutional markets
- Government bidding activity also continues and government opportunity pipeline remains strong at approximately $500M
- Traction with global government contractors helping offset other slower segments



Government

Signed an agreement with a prime contractor that holds large scale, multi-year government contracts which provides numerous One WESCO product sales opportunities.

Q4 2012 Results

($ millions, except EPS)

	WESCO (excluding EECOL and non-recurring charges)	EECOL and non-recurring Acquisition Charges	Loss on Extinguishment of Debt	Consolidated Results
Net sales	1,620	24	-	1,644
Gross profit	330	7	-	337
Selling, general and administrative expense	231	9	-	240
Depreciation and amortization	10	1	-	11
Income from operations	89	(3)	-	86
Interest expense, net	12	2	-	14
Loss on extinguishment of debt	-	-	4	4
Income before income taxes	77	(5)	(4)	68
EPS	$1.06	$(0.11)		$0.95

Q4 2012 Results

	Outlook	Actual (excludes EECOL and non-recurring charges)
Sales Growth	Total sales growth of 2% to 4% 2% to 3% from acquisitions	Total sales growth of 2% Acquisitions contributed 3% FX had a positive impact of 0.5%
Gross Margin	Gross margin at or above 20.2%	Gross margin of 20.4%
Operating Margin	Operating margin at or above 5.6%	Operating margin of 5.5%
Effective Tax Rate	Effective tax rate of approximately 30% to 32%	Effective tax rate of 28.7%

Cash Generation


Free Cash Flow ($M)
Net Income ($M)
265
224
196
134
112
115
2010
2011
2012


Leverage
(Total Par Debt to TTM EBITDA)
5
4.5
4
3.5
3
2.5
2
1.5
Reported 4.7X
Estimated Proforma < 4.0X
Target Leverage
2.0x – 3.5x
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2010
2011
2012

2013 EECOL EPS Accretion

Operations	$1.66	-	$1.76
Amortization	($0.33)	-	($0.35)
Interest	($0.65)	-	($0.72)
Synergies	$0.29	-	$0.33
Total		~$1.00	

2013 Expectations

	Q1	FY
Sales Growth	Total sales growth of 12% to 14%; (1%) to 1% excluding EECOL	Total sales growth of 16% to 18%; second half expected to be stronger than first half
Gross Margin	Gross margin at or above 20.6%	Gross margin at or above 20.7%
Operating Margin	Operating margin at or above 5.5%	Operating margin at or above 6.2%
Effective Tax Rate	Effective tax rate of 27% to 29%	Effective tax rate of 27% to 29%
Estimated Earnings Per Diluted Share (EPS)		Estimated diluted EPS of $5.75+

Note: The Expectations above include only acquisitions completed through the end of 12-31-2012.

Appendix

Sales Growth Components versus Prior Year

	2010					2011					2012				
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Organic Sales Growth (%)	(4.4)	6.7	13.3	15.8	7.8	16.5	12.7	11.3	13.2	13.4	9.8	8.2	1.4	(1.3)	4.4
Acquisitions (%)	0.0	0.0	0.7	1.1	0.4	7.0	7.4	6.9	6.2	6.8	2.6	2.2	4.0	4.3	3.3
FX (%)	1.8	1.9	0.9	0.7	1.3	1.1	1.0	1.1	0.0	0.8	(0.2)	(0.7)	(0.6)	0.5	(0.3)
Consolidated Sales Growth (%)	**(2.6)**	**8.6**	**14.9**	**17.6**	**9.5**	**24.6**	**21.1**	**19.3**	**19.4**	**21.0**	**12.2**	**9.7**	**4.8**	**3.5**	**7.4**
Workdays	63	64	64	64	255	63	64	64	63	254	64	64	63	63	254
Organic Growth Impact (%)	-	-	-	-	-	-	-	-	(1.6)	(0.4)	1.6	-	(1.6)	-	-
Day Adjusted Organic Growth (%)	**(4.4)**	**6.7**	**13.3**	**15.8**	**7.8**	**16.5**	**12.7**	**11.3**	**14.8**	**13.8**	**8.2**	**8.2**	**3.0**	**(1.3)**	**4.4**
Estimated Price Impact (%)	**1.5**	**3.0**	**2.5**	**3.0**	**2.5**	**3.5**	**3.0**	**3.5**	**2.0**	**3.0**	**1.5**	**1.0**	**0.5**	**1.0**	**1.0**

Capital Structure

($ Millions)

	Outstanding at December 31, 2011	Outstanding at December 31, 2012	Debt Maturity Schedule
AR Revolver (V)	250	445	2014
Inventory Revolver (V)	37	218	2016
Real Estate Mortgage (F)	37	26	2013
2017 Bonds (F)	150	0	N/A
2019 Term Loans (V)	0	850	2019
2029 Convertible Bonds (F)	345	345	2029 (No Put)
Other (V)	6	33	N/A
Total Par Debt	**825**	**1,917**	

Key Financial Metrics			
	FY 2011	Q4 2012	FY 2012
Cash and Cash Equivalents	64	86	86
Capital Expenditures	33	4	23
Free Cash Flow (1)	134	95	265
Liquidity (2)	338	299	299

V = Variable Rate Debt
F = Fixed Rate Debt

1 = Operating cash flow less capital expenditures
2 = Asset-backed credit facilities total availability plus invested cash

Recent Acquisitions

Acquisition	Date Acquired	Rationale	Estimated Annual Sales at Closing ($ M)	End Markets (Approximate Mix)			
				Industrial	Construction	Utility	CIG
Potelcom	6-2010	Expand presence in Alaska	$25	40%	-	60%	-
TVC	12-2010	Add broadband communication products and services (U.S., Canada, CALA)	$300	-	10%	-	90%
RECO	3-2011	Strengthen industrial automation and control products	$25	100%	-	-	-
Brews Supply	10-2011	Add utility and industrial products (Canada)	$50	75%	5%	20%	-
RS Electronics	1-2012	Strengthen industrial OEM and electronics products (U.S.)	$60	100%	-	-	-
Trydor	7-2012	Expand utility products (Canada)	$35	10%	-	90%	-
Conney	7-2012	Add safety MRO products (U.S.)	$85	45%	5%	10%	40%
EECOL	12-2012	Strengthen Canadian operations and expand into South America (Canada, S.A.)	$925	45%	40%	10%	5%
TOTAL			**~$1,500**				

End Market Definitions

INDUSTRIAL:	Sales to industrial customers.
CONSTRUCTION:	Sales to contractors excluding utility contractors.
UTILITY:	Sales to utilities and utility contractors.
CIG:	Sales to schools, hospitals, property management firms, retailers, and governmental agencies.

Sales

Reconciliation of Non-GAAP Financial Measures

($ Millions)
Unaudited

	Full Year 2012 vs. 2011			Q4 2012 vs. Q4 2011			Q4 2012 vs. Q3 2012		
	2012	2011	% Growth	Q4 2012	Q4 2011	% Growth	Q4 2012	Q3 2012	% Growth
Industrial Core	$2,736	$2,604	5.1%	$686	$681	0.7%	$711	$707	0.7%
Construction Core	2,088	2,071	0.9%	496	521	(4.8)%	497	531	(6.4)%
Utility Core	759	685	10.9%	201	188	6.9%	211	213	(1.0)%
CIG Core	817	787	3.8%	198	205	(3.3)%	206	211	(2.4)%
Total Core Gross Sales	$6,400	$6,147	4.1 %	$1,581	$1,595	(0.9)%	$1,625	$1,662	(2.2)%
Total Gross Sales from Acquisitions	201	-	-	69	-	-	25	-	-
Total Gross Sales	$6,601	$6,147	7.4%	$1,650	$1,595	3.5%	$1,650	$1,662	(0.7)%
Gross Sales Reductions/Discounts	(22)	(21)	-	(6)	(5)	-	(6)	(6)	-
Total Net Sales	$6,579	$6,126	7.4%	$1,644	$1,590	3.5%	$1,644	$1,656	(0.7)%

Notes: 1. Q4 2012 compared to prior year excludes RS Electronics, Trydor, Conney and EECOL results.
2. Q4 2012 sequential excludes EECOL results.
3. The prior period end market amounts noted above may contain reclassifications to conform to current period presentation.

Convertible Debt and Non-Cash Interest as of December 31, 2012

GAAP vs. Non-GAAP Debt Reconciliation

Convertible Debentures

($ Millions)

Maturity	Par Value of Debt	Debt Discount	Debt per Balance Sheet
2029	344.9	(173.7)	171.2

Non-Cash Interest Expense Schedule

Non-Cash Interest Expense

($ Millions)

	2010	2011	2012
Convertible Debt	4.3	2.5	2.3
Amortization of Deferred Financing Fees	2.6	4.4	2.6
FIN 48	5.0	1.9	(3.4)
Total	11.9	8.8	1.5

Convertible Debt and SARs/Options EPS Dilution

Weighted Average Quarterly Share Count

Stock Price	Incremental Shares from 2029 Convertible Debt (in millions)[3]	Incremental Shares from SARs/Option Awards (in millions)	Total Diluted Share Count (in millions)[4]
$40.00	3.33	0.53	47.77
$50.00	5.05	0.77	49.74
$60.00	6.20	0.91	51.03
Q4 2012 Average $62.70	6.45	0.99	51.36
$70.00	7.02	1.16	52.10
$80.00	7.64	1.32	52.87
$100.00	8.50	1.58	53.99

2029 Convertible Debt Details	
Conversion Price	$28.8656
Conversion Rate	34.6433 [1]
Underlying Shares	11,949,205 [2]

Footnotes: 2029 Convertible Debenture

1 1000/28.8656

2 $345 million/28.8656

3 $\frac{\text{(Underlying Shares x Avg. Quarterly Stock Price) minus \$345 million}}{\text{Avg. Quarterly Stock Price}}$

4 Basic Share Count of 43.92 million shares

Number of Work Days by Quarter

	Q1	Q2	Q3	Q4	FY
2011	63	64	64	63	254
2012	64	64	63	63	254
2013	63	64	64	63	254

Free Cash Flow Reconciliation

($ Millions)

	Full Year 2010	Full Year 2011	Full Year 2012	Q4 2012
Cash flow provided by operations	127.3	167.5	288.2	98.5
Less: Capital expenditures	(15.1)	(33.3)	(23.1)	(3.6)
Free Cash Flow	112.2	134.2	265.1	94.9

Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from cash flow from operations to determine free cash flow. Free cash flow is available to provide a source of funds for the Company's financing needs.